UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                  April 5, 2006


                      NORTH ATLANTIC HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-115587                                   20-0709285
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    (Commission File Number)               (IRS Employer Identification No.)

    3029 West Muhammad Ali Boulevard
        Louisville, Kentucky                                    40212
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 (Address of Principal Executive Offices)                     (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

           On April 5, 2006, the Boards of Directors (the "Boards") of North Atlantic Holding Company, Inc. (the "Company") and North Atlantic Trading Company, Inc. ("NATC"), the Company's direct, wholly-owned subsidiary, approved bonuses for fiscal year 2005 for certain employees of the Company, including certain executive officers, and authorized the Company to pay each such individual his or her respective 2005 bonus amount. Bonuses were approved for Brian C. Harriss, the Company's Chief Financial Officer, in the amount of $118,125; Lawrence S. Wexler, the Company's Chief Operating Officer, in the amount of $166,979; James W. Dobbins, the Company's Senior Vice President, General Counsel and Secretary, in the amount of $56,000; and James M. Murray, the Company's Senior Vice President - Market Planning & Strategy, in the amount of $40,000.

           On April 5, 2006, the Boards also approved salary increases for each of Messrs. Harriss, Wexler and Dobbins in the amount of 2.5% of their respective existing salaries, to be paid retroactively effective April 1, 2006.

           On April 11, 2006, NATC and Mr. Dobbins entered into an amendment (the "Amendment") to the Employment Agreement between NATC and Mr. Dobbins, dated November 21, 2002 (the "Employment Agreement"). The Amendment provides for the deletion from the Employment Agreement of Mr. Dobbins's rights to certain perquisites and, in return, an increase in Mr. Dobbins's annual salary in the amount of $3,547.50.

           On April 5, 2006, NATC entered into a letter agreement (the "Letter Agreement") with one of its directors, Jack Africk, in his capacity as a consultant with Evolution Partners. The Letter Agreement provides for Mr. Africk to represent, as a consultant, certain of NATC's subsidiaries with respect to their relationship with, and sales activity to, the McLane Company. Pursuant to the Letter Agreement, Mr. Africk's compensation will be determined as a percentage of the subsidiaries' Net Sales, as defined in the Letter Agreement, achieved over targets set according to certain product categories.

           The foregoing summary of certain terms of the Amendment and the Letter Agreement is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1, and the Letter Agreement, which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 Amendment, dated April 11, 2006, to the Employment Agreement dated as of November 21, 2002, between North Atlantic Trading Company, Inc. and James W. Dobbins.

         10.2 Letter Agreement, dated April 5, 2006, between North Atlantic Trading Company, Inc. and Jack Africk.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH ATLANTIC HOLDING COMPANY, INC.


                                       By:    /s/ Brian C. Harriss
                                              ----------------------------------
                                       Name:  Brian C. Harriss
                                       Title: Senior Vice President and Chief
                                              Financial Officer


Date: April 11, 2006









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
                                  EXHIBIT INDEX

          No.       Description
          ---       -----------

         10.1 Amendment, dated April 11, 2006, to the Employment Agreement dated as of November 21, 2002, between North Atlantic Trading Company, Inc. and James W. Dobbins.

         10.2 Letter Agreement, dated April 5, 2006, between North Atlantic Trading Company, Inc. and Jack Africk.













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